UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2023

Hempacco Co., Inc.
(Exact name of registrant as specified in its charter)

001-41487	83-4231457
(Commission File Number)	(IRS Employer Identification Number)

9925 Airway Road, San Diego, CA	92154
(Address of Principal Executive Offices)	(Zip Code)

(619) 779-0715

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	HPCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Background

As disclosed in the Current Report on Form 8-K of Hempacco Co., Inc. (the “Company”) filed on October 25, 2023, and in the Company’s Definitive Information Statement filed on November 8, 2023, on October 19, 2023, the Company entered into the first of several securities purchase agreements for the sale of, in the aggregate (the “Financing Transactions”), (i) up to $3,000,000 in convertible promissory notes (the “Notes”), (ii) warrants to purchase up to 1,300,000 shares of common stock (the “Warrants”), and (iii) up to 300,000 shares of common stock (the “Shares”). The Notes, Warrants, and Shares are being offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On October 20, 2023, the Company entered into its second securities purchase agreement as part of the Financing Transactions, pursuant to which the Company sold to Mast Hill Fund, L.P., a Delaware limited partnership (“Mast Hill”), (i) a convertible promissory note in the principal amount of $835,000, (ii) warrants to purchase 361,832 shares of Common Stock, and (iii) 83,497 shares of Common Stock, for an aggregate purchase price of $751,500, and the Company granted Mast Hill certain registration rights pursuant to a registration rights agreement with Mast Hill.

Additional Tranche of Funding

Effective December 12, 2023, the Company, as part of the Financing Transactions, entered into another securities purchase agreement (the “Mast Hill SPA”) with Mast Hill, pursuant to which the Company sold to Mast Hill (i) another convertible promissory note in the principal amount of $835,000 (the “Mast Hill Note”), (ii) additional warrants to purchase 361,832 shares of Company common stock (the “Mast Hill Warrants”), and (iii) 83,497 additional shares of Company common stock (the “Mast Hill Shares”), for an aggregate purchase price of $751,500 (the “Second Mast Hill Transaction”), and the Company entered into another registration rights agreement with Mast Hill (the “Mast Hill RRA”).

The Second Mast Hill Transaction closed on December 12, 2023, and on such date pursuant to the Mast Hill SPA, Mast Hill’s legal expenses of $15,000 were paid from the gross purchase price, the Company’s broker-dealers in connection with the transaction were paid $63,000 from the gross purchase price, the Company receiving net funding of $673,500, and the Mast Hill Note, Mast Hill Warrants, and Mast Hill Shares were issued to Mast Hill.

The Mast Hill SPA includes customary representations, warranties and covenants by the Company and customary closing conditions. The Mast Hill SPA requires that the proceeds from the Financing Transactions first be used for the fulfillment of purchase order No. 213420187, and then for business development and operating capital only, but not for repayment of indebtedness owed to officers, directors or employees of the Company or their affiliates, the repayment of any debt issued in corporate finance transactions, any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), or any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company.

The Mast Hill RRA requires the Company to file with the SEC a registration statement registering for resale by Mast Hill the shares of Company common stock issued or issuable to it under the Financing Transactions within 90 days of closing, and have such registration statement effective within 120 days.

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The Mast Hill Note matures 12 months following the issue date, accrues guaranteed interest of 10% per annum (with the first 12 months of interest guaranteed and earned in full as of issuance of the note), is unsecured, and is generally required to be repaid 1/6th each month ($139,177.80/month) beginning 4 months after closing. The Mast Hill Note is convertible into shares of the Company’s common stock at the election of the holder at a conversion price equal to $1.50/share subject to adjustment as provided in the Mast Hill Note (the “Conversion Price”). The Conversion Price shall be adjusted if an Event of Default (as such term is defined in the Mast Hill Note, and including any failure to pay monthly amortization payments as required by the Mast Hill Note) has occurred, in which case the Conversion Price shall mean the lesser of (i) 75% of $1.50/share (which percentage shall be reduced by 10% for each 30 calendar day period that passes after the Event of Default, but shall not be reduced lower than 50%), or (ii) 90% of the lowest VWAP (as defined in the Mast Hill Note) on any Trading Day (as defined in the Mast Hill Note) during the 5 Trading Days prior to the conversion date (which percentage shall be reduced to 87.5% if the Company has failed to make a required monthly amortization payment); provided, however, that the holder may not convert the Mast Hill Note to the extent that such conversion would result in the holder’s beneficial ownership of the Company’s common stock being in excess of 4.99% of the Company’s issued and outstanding common stock. Additionally, the holder is entitled to deduct $1,750 from the conversion amount in each note conversion to cover the holder’s fees associated with the conversion, provided that the gross conversion amount in that conversion is at least $25,000.

The Mast Hill Warrants have a 5-year term, are exercisable on a cashless basis, and have an exercise price of $1.50, subject to adjustment as provided in the Mast Hill Warrants.

The foregoing descriptions of the Mast Hill SPA, Mast Hill RRA, Mast Hill Notes, and Mast Hill Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, copies of which are filed as Exhibits 10.1-10.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 3.02. The Mast Hill Note, Mast Hill Warrants, and Mast Hill Shares were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, as there was no general solicitation, the purchaser was accredited, and the sale did not involve a public offering.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated December 11, 2023, entered into between the Company and Mast Hill *

10.2	Registration Rights Agreement, dated December 11, 2023, entered into between the Company and Mast Hill *

10.3	Promissory Note, dated December 11, 2023, by the Company to Mast Hill *

10.4	Common Stock Purchase Warrant, dated December 11, 2023, by the Company to Mast Hill *

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

HEMPACCO CO., INC.

Dated: December 14, 2023	By:	/s/ Sandro Piancone
Sandro Piancone
Chief Executive Officer

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